                                                                    EXHIBIT 99.1

        INTERWOVEN REPORTS FINAL DETAILS AND IMPROVED GAAP RESULTS AFTER
             IMPACT OF PREVIOUSLY ANNOUNCED REAL ESTATE TRANSACTION

      Q3 GAAP Net Loss per Share Announced on October 20 Improved by $0.02

SUNNYVALE, CALIF. - NOVEMBER 2, 2004 - Interwoven, Inc. (Nasdaq: IWOV), provider of Enterprise Content Management (ECM) solutions for business, today announced effectiveness of an amendment to its headquarters lease that relieves it of future lease payment obligations and improves its previously reported third quarter of 2004 net loss calculated in accordance with generally accepted accounting principles by $1.1 million, or $0.02 per share.

Interwoven will have no further obligations on 89,000 square feet of currently unoccupied space following the payment of approximately $12.3 million to Ariba. Under the terms of the amendment, Interwoven will be relieved of its obligation to pay rent and operating expenses on the space for the remaining lease term, which ends July 31, 2007, improving its future cash flows. As a result of the effectiveness of this amendment, Interwoven will adjust its previously reported financial results calculated in accordance with generally accepted accounting principles for the three months ended September 30, 2004 by reducing its reported net loss from $2.6 million, or $0.06 per share, to $1.5 million, or $0.04 per share, and from a net loss of $25.2 million, or $0.62 cents per share, to $24.1 million, or $0.60 per share, for the nine months ended September 30, 2004. The adjusted results for the three and nine months ended September 30, 2004 are included with this release.

For the third quarter of 2004, Interwoven reported total revenues of $40.3 million, an increase from the $39.5 million posted in the quarter ended June 30, 2004, and an increase of 54 percent from total revenues of $26.1 million for the same period last year. The adjusted net loss for the third quarter of 2004, calculated in accordance with generally accepted accounting principles, was $1.5 million, or $0.04 per share, compared to a net loss of $18.8 million, or $0.71 per share, for the same period last year. On a pro forma basis, Interwoven reported net income of $1.5 million for the third quarter of 2004, or $0.04 per share compared to a pro forma net loss of $4.4 million, or $0.17 per share, in the third quarter last year. Pro forma net income (loss) excludes amortization of stock-based compensation and intangible assets, restructuring adjustments and the related tax impact of these items.

For the nine months ended September 30, 2004, Interwoven reported total revenues of $117.2 million, an increase of 50 percent from the $77.9 million for the same period last year. The adjusted net loss for the nine months ended September 30, 2004, calculated in accordance with generally accepted accounting principles, was $24.1 million, or $0.60 per share, compared to a net loss of $35.1 million, or $1.36 per share, for the same period last year. On a pro forma basis, Interwoven reported net income of $1.6 million for the nine months ended September 30, 2004, or $0.04 on a per share basis, compared to a pro forma net loss of $15.8 million, or $0.61 per share, last year. Pro forma net income
(loss) excludes restructuring adjustments, amortization of stock-based compensation and intangible assets, a charge for in-process research and development in 2003 and the related tax impact of these items.

A reconciliation of net loss calculated in accordance with generally accepted accounting principles and pro forma net income (loss), is provided in the tables immediately following the consolidated statements of operations below. These pro forma measures are not in accordance with, or an alternative for, similar measures calculated in accordance with generally accepted accounting principles and may be different from pro forma measures used by other companies. Interwoven believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Readers of Interwoven's consolidated financial statements are advised to review and carefully consider the financial information prepared in accordance with generally accepted accounting principles contained in this press release and Interwoven's periodic filings with the Securities and Exchange Commission.

ABOUT INTERWOVEN

Interwoven, Inc., provider of Enterprise Content Management solutions for business, enables organizations to unify people, content and processes to minimize business risk, accelerate time-to-value and sustain lower total cost of ownership. Interwoven delivers deep industry-specific solutions which reduce business process cycle time from initial collaboration through design, production, sales, marketing, legal review, IT and service. Interwoven leads the industry with a service-oriented architecture today and easy-to-use, best-in-class components and solutions. Today, more than 3,000 enterprises, law firms and professional services organizations worldwide are Interwoven customers including British Telecom, Ford, Freshfields Bruckhaus Deringer, General Motors, Jones Day, Motorola and Yamaha. Interwoven is headquartered in Sunnyvale, Calif., with offices around the world. For more information visit www.interwoven.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking" statements, including statements about historical results that may suggest trends for our business. These statements are based on estimates and information available to us at the time of this press release and are not guarantees of future performance. All statements other than statements of historical fact are statements that could be deemed as forward-looking statements. Actual results could differ materially from our current expectations as a result of many factors, including: customer acceptance of our enterprise content management solutions and new product releases may be slower than we anticipate; customer spending on enterprise content management initiatives may decline; our ability to cross-sell additional products into our installed base of customers; intense competition in our market which makes our results difficult to predict; development of certain Interwoven products and services may not proceed as planned; and the introduction of new products or services by competitors and the ongoing consolidation in our market place could delay or reduce sales. These and other risks and uncertainties associated with our business are described in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Forms 8-K, which are on file with the Securities and Exchange Commission and available through WWW.SEC.GOV.

                                      ###

                                INTERWOVEN, INC.

               CONSOLIDATED STATEMENTS OF OPERATIONS, AS ADJUSTED
                      (In thousands, except per share data)
                                   (Unaudited)

                                                          Three Months Ended                         Nine Months Ended
                                                             September 30,                             September 30,
                                                     -----------------------------             -----------------------------
                                                        2004              2003                    2004              2003
                                                     -----------       -----------             -----------       -----------
Revenues:
   License                                           $    16,157       $    10,383             $    49,335       $    29,726
   Support and service                                    24,104            15,690                  67,815            48,128
                                                     -----------       -----------             -----------       -----------
      Total revenues                                      40,261            26,073                 117,150            77,854

Cost of revenues:
   License                                                 3,387             1,426                   9,864             2,593
   Support and service                                     9,705             7,260                  28,643            23,842
                                                     -----------       -----------             -----------       -----------
      Total cost of revenues                              13,092             8,686                  38,507            26,435
                                                     -----------       -----------             -----------       -----------
      Gross profit                                        27,169            17,387                  78,643            51,419

Operating expenses:
   Sales and marketing                                    17,300            13,251                  52,585            41,518
   Research and development                                7,746             6,058                  23,033            18,062
   General and administrative                              3,052             2,867                   9,022             9,346
   Amortization of stock-based compensation                  941               475                   4,352             1,482
   Amortization of intangible assets                       1,217               657                   3,631             1,545
   In-process research and development                        --                --                      --               599
   Restructuring and excess facilities                    (1,360)           13,324                  10,477            15,701
                                                     -----------       -----------             -----------       -----------
      Total operating expenses                            28,896            36,632                 103,100            88,253
                                                     -----------       -----------             -----------       -----------
      Loss from operations                                (1,727)          (19,245)                (24,457)          (36,834)

Interest income and other, net                               468               579                   1,114             2,513
                                                     -----------       -----------             -----------       -----------
      Loss before provision for income taxes              (1,259)          (18,666)                (23,343)          (34,321)

Provision for income taxes                                   243               174                     729               813
                                                     -----------       -----------             -----------       -----------
      Net loss                                       $    (1,502)      $   (18,840)            $   (24,072)      $   (35,134)
                                                     ===========       ===========             ===========       ===========

Basic and diluted net loss per common share          $     (0.04)      $     (0.71)            $     (0.60)      $     (1.36)
                                                     ===========       ===========             ===========       ===========
Shares used in computing basic and diluted
   net loss per common share                              40,564            26,398                  40,374            25,866
                                                     ===========       ===========             ===========       ===========

                                INTERWOVEN, INC.

        IMPACT OF PRO FORMA ADJUSTMENTS ON REPORTED NET LOSS, AS ADJUSTED
                      (In thousands, except per share data)
                                   (Unaudited)

                                                  Three Months Ended                      Three Months Ended
                                                  September 30, 2004                      September 30, 2003
                                         ------------------------------------   ---------------------------------------
                                         As reported  Adjustments*  Pro forma   As reported   Adjustments*    Pro forma
                                         -----------  -----------   ---------   -----------   -----------     ---------
Revenues:
    License                                $  16,157  $        --   $  16,157   $    10,383   $        --     $  10,383
    Support and service                       24,104           --      24,104        15,690            --        15,690
                                          ----------  -----------   ---------   -----------   -----------     ---------
      Total revenues                          40,261           --      40,261        26,073            --        26,073

Cost of revenues:
    License                                    3,387       (2,739)        648         1,426            --         1,426
    Support and service                        9,705           --       9,705         7,260            --         7,260
                                          ----------  -----------   ---------   -----------   -----------     ---------
      Total cost of revenues                  13,092       (2,739)     10,353         8,686            --         8,686
                                          ----------   ----------   ---------   -----------   -----------     ---------
      Gross profit                            27,169        2,739      29,908        17,387            --        17,387

Operating expenses:
    Sales and marketing                       17,300           --      17,300        13,251            --        13,251
    Research and development                   7,746           --       7,746         6,058            --         6,058
    General and administrative                 3,052           --       3,052         2,867            --         2,867
    Amortization of stock-
      based compensation                         941         (941)         --           475          (475)           --
    Amortization of intangible assets          1,217       (1,217)         --           657          (657)           --
    Restructuring and excess facilities       (1,360)       1,360          --        13,324       (13,324)           --
                                          ----------   ----------   ---------   -----------     ---------     ---------
      Total operating expenses                28,896         (798)     28,098        36,632       (14,456)       22,176
                                          ----------  -----------   ---------   -----------     ---------     ---------
      Income (loss) from operations           (1,727)       3,537       1,810       (19,245)       14,456        (4,789)
Interest income and other, net                   468           --         468           579            --           579
                                          ----------  -----------   ---------   -----------   -----------     ---------
      Income (loss) before income taxes       (1,259)       3,537       2,278       (18,666)       14,456        (4,210)
Provision for income taxes                       243          532         775           174            --           174
                                          ----------  -----------   ---------   -----------   -----------     ---------
      Net income (loss)                   $   (1,502) $     3,005   $   1,503     $ (18,840)     $ 14,456     $  (4,384)
                                          ==========  ===========   =========   ===========      ========     =========

Net income (loss) per share               $    (0.04)               $    0.04   $     (0.71)                  $   (0.17)
                                          ==========                =========   ===========                   =========

Shares used in computing pro forma
 net income (loss) per share**                40,564                   41,319        26,398                      26,398
                                          ==========                =========   ===========                   =========

* The pro forma adjustments represent the reversal of restructuring and excess facilities charges (benefit), the amortization of stock-based compensation and intangible assets and the related tax impact of these adjustments.

** The shares used in computing pro forma net income for the three months ended September 30, 2004 include the dilutive impact of common stock options.

                                INTERWOVEN, INC.

        IMPACT OF PRO FORMA ADJUSTMENTS ON REPORTED NET LOSS, AS ADJUSTED
                      (In thousands, except per share data)
                                   (Unaudited)

                                                   Nine Months Ended                      Nine Months Ended
                                                  September 30, 2004                      September 30, 2003
                                          ----------------------------------    --------------------------------------
                                          As reported Adjustments* Pro forma    As reported   Adjustments*   Pro forma
                                          ----------- -----------  ---------    -----------   -----------    ---------
Revenues:
    License                               $  49,335   $        --  $  49,335    $   29,726    $        --    $   29,726
    Support and service                      67,815            --     67,815        48,128             --        48,128
                                          ---------   -----------  ---------    ----------    -----------    ----------
      Total revenues                        117,150            --    117,150        77,854             --        77,854

Cost of revenues:
    License                                   9,864        (7,917)     1,947         2,593             --         2,593
    Support and service                      28,643            --     28,643        23,842             --        23,842
                                          ---------   -----------  ---------    ----------    -----------    ----------
      Total cost of revenues                 38,507        (7,917)    30,590        26,435             --        26,435
                                          ---------   -----------  ---------    ----------    -----------    ----------
      Gross profit                           78,643         7,917     86,560        51,419             --        51,419

Operating expenses:
    Sales and marketing                      52,585            --     52,585        41,518             --        41,518
    Research and development                 23,033            --     23,033        18,062             --        18,062
    General and administrative                9,022            --      9,022         9,346             --         9,346
    Amortization of stock-
      based compensation                      4,352        (4,352)        --         1,482         (1,482)           --
    Amortization of intangible assets         3,631        (3,631)        --         1,545         (1,545)           --
    In-process research and development          --            --         --           599           (599)           --
    Restructuring and excess facilities      10,477       (10,477)        --        15,701        (15,701)           --
                                          ---------   -----------  ---------    ----------    -----------    ----------
      Total operating expenses              103,100       (18,460)    84,640        88,253        (19,327)       68,926
                                          ---------   -----------  ---------    ----------    -----------    ----------
      Income (loss) from operations         (24,457)       26,377      1,920       (36,834)        19,327       (17,507)
Interest income and other, net                1,114            --      1,114         2,513             --         2,513
                                          ---------   -----------  ---------    ----------    -----------    ----------
      Income (loss) before income taxes     (23,343)       26,377      3,034       (34,321)        19,327       (14,994)
Provision for income taxes                      729           662      1,391           813             --           813
                                          ---------   -----------  ---------    ----------    -----------    ----------
      Net income (loss)                   $ (24,072)  $    25,715  $   1,643    $  (35,134)   $    19,327    $  (15,807)
                                          =========   ===========  =========    ==========    ===========     =========

Net income (loss) per share               $   (0.60)               $    0.04    $    (1.36)                  $    (0.61)
                                          =========                =========    ==========                   ==========

Shares used in computing pro forma
 net income (loss) per share**               40,374                   41,683        25,866                       25,866
                                          =========                =========    ==========                   ==========

* The pro forma adjustments represent the reversal of restructuring and excess facilities charges, in-process research and development, the amortization of stock-based compensation and intangible assets and the related tax impact of these adjustments.

** The shares used in computing pro forma net income for the nine months ended September 30, 2004 include the dilutive impact of common stock options.

                                INTERWOVEN, INC.

                    CONSOLIDATED BALANCE SHEETS, AS ADJUSTED
                                 (In thousands)

                                                                  September 30, 2004                December 31, 2003
                                                                  ------------------                -----------------
                                                                      (Unaudited)
                                     ASSETS

Current assets:
     Cash and cash equivalents                                        $    73,731                       $   43,566
     Short-term investments                                                64,963                           96,921
     Accounts receivable, net                                              25,828                           33,834
     Prepaid expenses and other current assets                              8,319                            8,629
                                                                      -----------                       ----------
          Total current assets                                            172,841                          182,950
Property and equipment, net                                                 6,210                            7,403
Goodwill                                                                  185,464                          185,991
Other intangible assets, net                                               33,234                           43,134
Other assets                                                                2,299                            2,347
                                                                      -----------                       ----------
          Total assets                                                $   400,048                       $  421,825
                                                                      ===========                       ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Bank borrowings                                                  $       611                       $    1,213
     Accounts payable                                                       4,747                            4,576
     Accrued liabilities                                                   18,369                           22,961
     Restructuring and excess facilities accrual                           22,944                           15,733
     Deferred revenues                                                     45,429                           44,066
                                                                      -----------                       ----------
          Total current liabilities                                        92,100                           88,549
Accrued liabilities                                                         2,515                              912
Restructuring and excess facilities accrual                                19,962                           31,430
                                                                      -----------                       ----------
          Total liabilities                                               114,577                          120,891
                                                                      -----------                       ----------
Commitments and contingencies

Stockholders' equity:
     Common stock                                                              41                               40
     Additional paid-in capital                                           695,914                          693,773
     Deferred stock-based compensation                                     (2,762)                          (9,564)
     Accumulated other comprehensive income (loss)                           (310)                              25
     Accumulated deficit                                                 (407,412)                        (383,340)
                                                                      -----------                       ----------
          Total stockholders' equity                                      285,471                          300,934
                                                                      -----------                       ----------
          Total liabilities and stockholders' equity                  $   400,048                       $  421,825
                                                                      ===========                       ==========